UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 21, 2007

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164

(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205

(Address of Principal Executive Offices)	(Zip Code)
(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Form of Warrant
Registration Rights Agreement
Securities Purchase Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Proposed Private Placement
     On March 21, 2007, Toreador Resources Corporation (“Toreador”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with six institutional investors (the “Investors”) pursuant to which the Investors have agreed to purchase, subject to certain closing conditions, 2,710,843 shares of Toreador common stock (the “Common Shares”) at a price of $16.60 per share, reflecting approximately a 17.5% discount to the volume weighted average share price on the Nasdaq Global Market on March 21, 2007. Gross proceeds from the sale of the Common Shares are anticipated to be $45 million. In addition, pursuant to the Securities Purchase Agreement, upon closing, Toreador has agreed to grant the Investors warrants (the “Warrants”) exercisable into an aggregate of 489,155 shares of Common Stock (the “Warrant Shares”) at the same $16.60 per share price. The Warrants will be exercisable for a 30 day period beginning on the closing date. Pursuant to the terms of the Warrants, if one of the Investors does not exercise its Warrant in full prior to the expiration of the Warrants, the other Investors will have the right to exercise the remaining portion of such Warrant. If all the Warrants are exercised, the additional gross proceeds are anticipated to be $8.12 million. The specific Investors and the number of Common Shares that each investor is purchasing and the number of accompanying Warrant Shares that each investor has the right to purchase is set forth in the Schedule of Buyers included in the Securities Purchase Agreement which is filed herewith as Exhibit 10.1 and incorporated herein. The Form of Warrant is attached hereto as Exhibit 4.1 and incorporated herein.
     The cash proceeds from the offering will be used to partially fund Toreador’s remaining 2007 exploration and development activities.
     In connection with entering into the Securities Purchase Agreement, on March 21, 2007, Toreador also entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). The Registration Rights Agreement provides that Toreador will file a registration statement with the Securities and Exchange Commission (the “Commission”) covering the resale of the Common Shares and the Warrant Shares, if any are issued, within 60 days after the closing date. If the registration statement is not filed with the Commission within such time, Toreador must pay 1.0% of the aggregate purchase price, an additional 1.0% on the one month anniversary of the 60th day after closing if the registration statement has not been filed by such date and an additional 2.0% of the aggregate purchase price for each 30 day period after the one month anniversary if the registration statement is not filed by such date. If the registration statement is not declared effective by the Commission within 150 days after the closing date, Toreador must pay 1.0% of the aggregate purchase price, an additional 1.0% on the one month anniversary of the 150th day after the closing if the registration statement has not been declared effective by the Commission by such date and an additional 2.0% of the aggregate purchase price for each 30 day period after the one month anniversary if the registration statement is not declared effective by such date. If the registration statement is declared effective by the Commission and after such effectiveness, subject to certain exceptions, sales cannot be made pursuant to the registration statement, Toreador must pay 1.0% of the aggregate purchase price on the date sales cannot be made pursuant to the registration statement, an additional 1% on the one month anniversary of the date sales are not permitted under the registration statement if sales are not permitted under the registration statement by such date and an additional 2.0% of the aggregate purchase price for each 30 day period after the one month anniversary if sales under the registration statement are not permitted by such date. Any one month or 30 day periods during which Toreador cures the violation will cause the payment for such period to be made on a pro rata basis.

     The Registration Rights Agreement is filed herewith as Exhibit 4.2 and is incorporated herein.
     The Common Shares, Warrants and Warrant Shares offered by Toreador to the Investors are not registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. This notice shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of such state.
Item 3.02 Unregistered Sales of Equity Securities
     As noted in Item 1.01 Entry into a Material Definitive Agreement “Proposed Private Placement,” on March 21, 2007, Toreador entered into a Securities Purchase Agreement with the six Investors pursuant to which, upon closing, the Investors will purchase an aggregate of 2,710,843 Common Shares at a purchase price of $16.60 per share for gross proceeds of $45 million. In addition, at the closing, Toreador has agreed to issue to the Investors Warrants exercisable into an aggregate of 489,155 Warrant Shares at the same $16.60 per share price. The Warrants will be exercisable for a 30 day period beginning on the closing date. If all the Warrants are exercised, the additional gross proceeds are anticipated to be $8.12 million. The exact number of Common Shares to be purchased and the exact number of Warrant Shares purchasable by each Investor is set forth in the Schedule of Buyers included in the Securities Purchase Agreement which is filed herewith as Exhibit 10.1 and incorporated herein, subject to the fact that if one of the Investors does not exercise its Warrant in full prior to the expiration of the Warrants, the other Investors will have the right to exercise the remaining portion of such Warrant.
     The offer and sale of the Common Shares and Warrants is being made pursuant to Rule 506 promulgated pursuant to the Securities Act of 1933, as amended, since each of the Investors is an “accredited investor” as defined by Rule 501 promulgated pursuant to the Securities Act of 1933, as amended.
Item 3.03 Material Modification to Rights of Security Holders
     See Item 1.01 Entry into a Material Definitive Agreement “Proposed Private Placement” regarding the Registration Rights Agreement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
4.1	Form of Warrant

4.2	Registration Rights Agreement dated March 21, 2007 by and among Toreador Resources Corporation and the Buyers listed therein.

10.1	Securities Purchase Agreement dated March 21, 2007 by and among Toreador Resources Corporation and the Buyers listed therein.
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: March 22, 2007	By:	/s/ Douglas W. Weir

Douglas W. Weir, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant

4.2	Registration Rights Agreement dated March 21, 2007 by and among Toreador Resources Corporation and the Buyers listed therein.

10.1	Securities Purchase Agreement dated March 21, 2007 by and among Toreador Resources Corporation and the Buyers listed therein.